EXHIBIT 99.1

MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	January 31, 2019	PETITION DATE:	January 29, 2019

1.
Debtors in possession (or trustee) hereby submit this Monthly Operating Report on the Accrual Basis of accounting (or if checked here      the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtors).

Dollars reported in $ millions

2.	Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$9,091
	b. Total Assets	$79,809
	c. Current Liabilities	$3,740
	d. Total Liabilities	$66,888

3.	Statement of Cash Receipts & Disbursements for Month	End of Current Month	End of Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$238
	b. Total Disbursements	$—
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$238
	d. Cash Balance Beginning of Month	$910
	e. Cash Balance End of Month (c + d)	$1,148	—	—

		End of Current Month	End of Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(22)
5.	Account Receivables (Pre and Post-Petition)	$4,878
6.	Post-Petition Liabilities	$79
7.	Past Due Post-Petition Account Payables (over 30 days)	$—

At the end of this reporting month:		Yes	No
8.
Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
✓
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		✓
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	N/A	N/A
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		✓
12.	Are the estates insured for replacement cost of assets and for general liability?	✓
13.	Are a plan and disclosure statement on file?		✓
14.	Was there any post-petition borrowing during this reporting period?		✓

15.	Check if paid:
	Post-petition taxes:	N/A
	U.S. Trustee Quarterly Fees:	N/A
	Tax reporting and tax returns:	N/A

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	April 1, 2019	/s/ DAVID S. THOMASON
David S. Thomason
Vice President, Controller, PG&E Corporation
Vice President, Chief Financial Officer and Controller, Pacific Gas and Electric Company

UNAUDITED STATEMENTS OF INCOME
FOR THE MONTH ENDED JANUARY 31, 2019

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric	$1,061	$—	$1,061
Natural gas	408	—	408
Total operating revenues	1,469	—	1,469
Operating Expenses
Cost of electricity	251	—	251
Cost of natural gas	123	—	123
Operating and maintenance	813	1	814
Depreciation, amortization, and decommissioning	262	—	262
Total operating expenses	1,449	1	1,450
Operating Income (Loss)	20	(1)	19
Interest income	10	1	11
Interest expense	(78)	(2)	(80)
Other income, net	26	1	27
Reorganization items	—	—	—
Income (Loss) Before Income Taxes	(22)	(1)	(23)
Income tax provision (benefit)	(2)	—	(2)
Net Income (Loss)	(20)	(1)	(21)
Preferred stock dividend requirement	1	—	1
Income (Loss) Available for Common Stock	$(21)	$(1)	$(22)

UNAUDITED BALANCE SHEETS
AS OF JANUARY 31, 2019

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
ASSETS
Current Assets
Cash and cash equivalents	$794	$370	$1,164
Accounts receivable
Customers (net of allowance for doubtful accounts of $60)	1,330	—	1,330
Accrued unbilled revenue	909	—	909
Regulatory balancing accounts	1,515	—	1,515
Other	2,648	90	2,639
Regulatory assets	204	—	204
Inventories
Gas stored underground and fuel oil	147	—	147
Materials and supplies	440	—	440
Income taxes receivable	262	2	264
Other	479	—	479
Total current assets	8,728	462	9,091
Property, Plant, and Equipment
Electric	59,357	—	59,357
Gas	21,672	—	21,672
Construction work in progress	2,623	—	2,623
Other Plant in Service	—	2	2
Total property, plant, and equipment	83,652	2	83,654
Accumulated depreciation	(24,882)	(2)	(24,884)
Net property, plant, and equipment	58,770	—	58,770
Other Noncurrent Assets
Regulatory assets	4,965	—	4,965
Nuclear decommissioning trusts	2,776	—	2,776
Operating lease right of use asset	2,743	—	2,743
Income taxes receivable	67	82	149
Other	1,182	12,886	1,315
Total other noncurrent assets	11,733	12,968	11,948
TOTAL ASSETS	$79,231	$13,430	$79,809

UNAUDITED BALANCE SHEETS
AS OF JANUARY 31, 2019

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$—	$—	$—
Long-term debt, classified as current	—	—	—
Debtor-in-possession credit facility	—	—	—
Accounts payable
Trade creditors	259	1	260
Regulatory balancing accounts	1,106	—	1,106
Other	469	23	394
Income taxes payable	277	(17)	260
Wildfire-related claims	—	—	—
Operating lease liabilities	533	—	533
Customer refunds	282	—	282
Interest payable	—	—	—
Other	907	(2)	905
Total current liabilities	3,833	5	3,740
Noncurrent Liabilities
Long-term debt	—	—	—
Regulatory liabilities	8,447	—	8,447
Pension and other postretirement benefits	1,958	—	1,958
Asset retirement obligations	6,014	—	6,014
Deferred income taxes	3,403	(124)	3,279
Operating lease liabilities	2,210	—	2,210
Other	2,166	61	2,197
Total noncurrent liabilities	24,198	(63)	24,105
Liabilities Subject to Compromise	38,266	776	39,043
Shareholders' Equity
Preferred stock	258	—	258
Common stock	1,322	12,973	12,952
Additional paid-in capital	8,550	—	(6)
Reinvested earnings	2,805	(252)	(274)
Accumulated other comprehensive (loss) income	(1)	(9)	(9)
Total shareholders' equity	12,934	12,712	12,921
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$79,231	$13,430	$79,809

1.    BASIS OF PRESENTATION

General

On January 29, 2019, PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility”) (together with the Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). The Corporation’s and the Utility’s Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in either of the Chapter 11 Cases.

On February 12, 2019, the United States Trustee (the “U.S. Trustee”) appointed an Official Committee of Unsecured Creditors. On February 15, 2019, the U.S. Trustee appointed an Official Committee of Tort Claimants.

Debtor-in-Possession Financial Statements

Financial Accounting Standards Board Accounting Standards Codification 852, (Reorganizations) ("ASC 852"), which is applicable to companies in Chapter 11, requires that financial statements for periods after the filing of a Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The accompanying financial statements have been prepared solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 Cases (the “Monthly Operating Reports”). The Debtors caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Debtors.

The financial information contained in the Monthly Operating Reports is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Reports should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of the Corporation and the Utility and any of their non-debtor subsidiaries, as the results of operations contained in the Monthly Operating Reports are not necessarily indicative of results which may be expected for any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

The Utility’s unaudited financial statements reflected under the column “Pacific Gas and Electric Company” are presented on a consolidated basis and include the accounts of the Utility and the following subsidiaries of the Utility that individually and in aggregate are immaterial: Eureka Energy Company, Midway Power, LLC, Pacific Energy Fuels Company, and Standard Pacific Gas Line Incorporated.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” are presented on a consolidated basis and include the accounts of the following subsidiaries of the Corporation that individually and in aggregate are immaterial: PCG Capital, Inc., PG&E Corporation Support Services, Inc., and PG&E Corporation Support Services II, Inc.  The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” exclude the accounts of the Utility.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation, Consolidated” are presented on a consolidated basis and include the accounts of the Corporation, the Utility, and other wholly owned and controlled subsidiaries.

These unaudited financial statements differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of cash flows, stockholders equity, and other comprehensive income), relevant footnotes and certain reclassifications.

These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

Liabilities Subject to Compromise

As a result of the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court confirms a Chapter 11 plan of reorganization and such plan becomes effective. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on the Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items

ASC 852 requires expenses and income directly associated with the Chapter 11 Cases to be reported separately in the income statement. Reorganization items are reported net and include expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed.

Post-Petition Liabilities

Post-petition liabilities reflected in the Monthly Operating Report include Accounts payable - trade creditors, Accounts payable - other, and Other current liabilities, excluding amounts pertaining to regulatory liabilities.

2.    CHAPTER 11 FILING

On January 29, 2019, the Debtors filed the Chapter 11 Cases with the Bankruptcy Court. The Debtors continue to operate their business as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On January 31, 2019, the Bankruptcy Court approved, on an interim basis, certain motions (the “First Day Motions”) authorizing, but not directing, the Debtors to, among other things, (a) secure $5.5 billion of debtor-in-possession financing; (b) continue to use the Debtors’ cash management system; and (c) pay certain prepetition claims relating to (i) certain safety, reliability, outage, and nuclear facility suppliers; (ii) shippers, warehousemen, and other lien claimants; (iii) taxes; (iv) employee wages, salaries, and other compensation and benefits; and (v) customer programs, including public purpose programs. The First Day Motions were subsequently approved by the Bankruptcy Court on a final basis at hearings on February 27, 2019, March 12, 2019, March 13, 2019, and March 27, 2019 (with one limited objection with respect to a discrete matter having been preserved by the Bankruptcy Court).

For additional information regarding the Chapter 11 Cases, refer to the website maintained by Prime Clerk, LLC, the Company’s claims and noticing agent, at http://restructuring.primeclerk.com/pge.

3.    INVENTORY

Inventories are carried at weighted-average cost and include natural gas stored underground as well as materials and supplies.  Natural gas stored underground is recorded to inventory when injected and then expensed as the gas is withdrawn for distribution to customers or to be used as fuel for electric generation.  Materials and supplies are recorded to inventory when purchased and expensed or capitalized to plant, as appropriate, when consumed or installed.

4.    ACCOUNTS RECEIVABLE

The following reflects the balance of the Utility's Accounts receivable - Customers as of January 31, 2019:

(in millions)	Accounts Receivable (Pre and Post-Petition)
Receivables Aging
0 -30 Days	$860
31-60 Days	138
61-90 Days	50
91+ Days	165
Unmailed invoices	139
Total accounts receivable - Customers	1,352
Other (1)	38
Allowance for doubtful accounts	(60)
Accounts receivable - Customers (net)	$1,330

(1) Represents Department of Water Resources bond charge, credit balance reclassification, and unidentified receipts.

5.    ACCOUNTS PAYABLE

To the best of the Debtors’ knowledge, all undisputed, validated post-petition accounts payable have been and are being paid under agreed-upon payment terms.

6.    DEBTOR-IN-POSSESSION (“DIP”) FINANCING

The following table summarizes the Corporation’s and the Utility’s outstanding borrowings and availability under their DIP credit facilities at January 31, 2019:

(in millions)	Credit Facility Limit		Borrowings Against Revolver	Letters of Credit Outstanding	Available Facility
PG&E Corporation	$—		$—	$—	$—
Utility	1,500	(1)(2)	—	—	1,500
Total DIP revolving credit facilities	$1,500		$—	$—	$1,500

(1) Includes $750 million of letter of credit subfacility.
(2) As a result of the Bankruptcy Court’s interim approval of the $5.5 billion DIP credit facility on January 31, 2019, a portion of the DIP revolving facility in the amount of $1.5 billion (including $750 million of the letter of credit subfacility) was made available to the Corporation and the Utility. The remaining $3.5 billion of the DIP credit facility, as well as the $500 million DIP term loan facility, was approved by the Bankruptcy Court on March 27, 2019.

7.    PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are reported at the lower of their historical cost less accumulated depreciation or fair value.  Historical costs include labor and materials, construction overhead, and allowance for funds used during construction.  The Utility’s total balances of its property, plant, and equipment were as follows at January 31, 2019:

(in millions)	January 31, 2019
Electric (1)	$59,357
Gas	21,672
Construction work in progress	2,623
Total property, plant, and equipment	83,652
Accumulated depreciation	(24,882)
Net property, plant, and equipment	$58,770

(1) Balance includes nuclear fuel inventories.  Stored nuclear fuel inventory is stated at weighted-average cost.  Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output.

8.    PAYMENT OF TAXES

To the best of the Debtors’ knowledge, the Corporation and the Utility are current on all taxes payable. There were no taxes due during the period of January 29, 2019 to January 31, 2019.

9.    LIABILITIES SUBJECT TO COMPROMISE

The following reflects the balance of the PG&E Corporation, Consolidated, liabilities subject to compromise as of January 31, 2019:

(in millions)	Amount
Financing debt	$22,172
Trade creditors	2,659
Wildfire-related claims	14,212
Total Liabilities Subject to Compromise	$39,043

10.    RECAPITULATION OF FUNDS HELD AT END OF MONTH

The following reflects the bank balances of the Corporation and the Utility as of January 31, 2019:

Legal Entity	Bank	Account No.	Balance, End of Month
PG&E Corporation	The Bank of New York Mellon	9167	$369,000,000

PG&E Corporation	The Bank of New York Mellon	9023	1,024,752
PG&E Corporation	Bank of America	7107	754,291
PG&E Corporation	The Bank of New York Mellon	4558	19,345
PG&E Corporation	Union Bank of California	9557	737
PG&E Corporation	Bank of America	0X30	—
PG&E Corporation	Barclays Capital Inc.	1362	—
PG&E Corporation	BNP Paribas	0652	—
PG&E Corporation	Citigroup Global Markets	0473	—
PG&E Corporation	Goldman, Sachs & Co	0609	—
PG&E Corporation	JP Morgan Chase Bank, N.A.	0698	—
PG&E Corporation	Merrill Lynch	0X30	—
PG&E Corporation	Mitsubishi UFJ Securities USA, INC.	0189	—
PG&E Corporation	Morgan Stanley / ISG Operations	4966	—
PG&E Corporation	RBC Capital Markets	2226	—
PG&E Corporation	Royal Bank of Scotland	2141	—
PG&E Corporation	Wells Fargo Securities, LLC	7221	—
PG&E Corporation	Bank of America	7981	—
PG&E Corporation	The Bank of New York Mellon	9946	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	484,000,000
Pacific Gas & Electric Company	Union Bank of California	5581	140,863,667
Pacific Gas & Electric Company	Citibank N. A.	2091	116,676,915
Pacific Gas & Electric Company	Bank of America	3212	14,211,561
Pacific Gas & Electric Company	The Bank of New York Mellon	9994	8,063,573
Pacific Gas & Electric Company	The Bank of New York Mellon	7822	6,729,823
Pacific Gas & Electric Company	The Bank of New York Mellon	5477	3,123,378
Pacific Gas & Electric Company	Royal Bank of Canada	0446	1,520,782
Pacific Gas & Electric Company	Bank of America	7115	1,473,905
Pacific Gas & Electric Company	U.S. Bank	2311	281,792
Pacific Gas & Electric Company	Bank of America	2988	46,712
Pacific Gas & Electric Company	The Bank of New York Mellon	3044	41,827
Pacific Gas & Electric Company	Bank of America	2302	23,447
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	4XL9	3,040
Pacific Gas & Electric Company	The Bank of New York Mellon	4122	1,000
Pacific Gas & Electric Company	The Bank of New York Mellon	3532	604
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.2	—
Pacific Gas & Electric Company	Bank of America	0817	—
Pacific Gas & Electric Company	Bank of America	1675	—
Pacific Gas & Electric Company	Citibank N. A.	0901	—
Pacific Gas & Electric Company	Citibank N. A.	1958	—
Pacific Gas & Electric Company	Citibank N. A.	2316	—
Pacific Gas & Electric Company	Citigroup Global Markets	6473	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.11	—

Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.2	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.17	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.18	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.19	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.20	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.21	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.22	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.23	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.24	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	387.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	7110	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8544	—
Pacific Gas & Electric Company	The Bank of New York Mellon	9990	—
Pacific Gas & Electric Company	The Bank of New York Mellon	4017	—

Pacific Gas & Electric Company	The Bank of New York Mellon	0143	—
Pacific Gas & Electric Company	Wells Fargo Bank N.A.	9578	—
Pacific Gas & Electric Company	The Bank of New York Mellon	9978	(290,429)
Total Funds on Hand for all Accounts (1)			$1,147,570,722

(1) Schedule does not include Wells Fargo accounts 5300 and 5400; these accounts are held by grantor trusts relating to post-service benefits to directors, officers, and other highly paid employees, which have a combined value of $167,114,445. The grantor trusts are considered assets of the Corporation subject to creditor claims.

11.    CASH RECEIPTS AND DISBURSEMENTS

The following reflects the cash receipts and disbursements of the Corporation and the Utility for the period of January 29, 2019 to January 31, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Beginning Cash (1)(2)	$539	$371	$910
Total receipts (3)	238	—	238
Total disbursements (3)	—	—	—
DIP borrowing (net of fees)	—	—	—
Total Change in Cash	238	—	238
Ending Cash (1)(2)	$777	$371	$1,148

(1) Calculated using balance per bank.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.
(3) Includes intercompany receipts and disbursements between the Corporation and the Utility.

12.     PAYMENTS ON PRE-PETITION DEBT

There were no payments made under First Day Motions for the period of January 29, 2019 to January 31, 2019.

13.     PAYMENTS FOR RETAINED PROFESSIONALS

There were no payments made to bankruptcy professionals retained under section 327 or 363 of the Bankruptcy Code during the period January 29, 2019 to January 31, 2019.

14.     PAYMENTS TO INSIDERS

There were no payments made to insiders of the Corporation and the Utility during the period of January 29, 2019 to January 31, 2019.